UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2004

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633
(Address of principal executive offices)	(Zip Code)

847.948.2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This Form 8-K/A amends the Form 8-K filed by Baxter International Inc. (the “Company”) on September 1, 2004, which announced the election of Albert P.L. Stroucken to the Board of Directors of the Company. At that time, it had not been determined on which committees of the Board Mr. Stroucken would serve.

On November 16, 2004, the Board of Directors of the Company appointed Mr. Stroucken to the Audit Committee and Finance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/s/ Marla S. Persky
Marla S. Persky
Acting General Counsel and Acting Corporate Secretary

Date: November 18, 2004